Exhibit 99.1

AVALLON 7, INC.

Index to Financial Statements

Page No.

Report of Independent Registered Public Accounting Firm	A-2

Balance Sheet at November 30, 2006	A-3

Statement of Losses for the period
August 8, 2006 (date of inception) through November 30, 2006	A-4

Statement of Stockholders' Equity for the period
August 8, 2006 (date of inception) through November 30, 2006	A-5

Statement of Cash Flows for the period
August 8, 2006 (date of inception) through November 30, 2006	A-6

Notes to Financial Statements	A-7

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Board of Directors
Avallon 7, Inc.
New York, New York

We have audited the accompanying balance sheets of Avallon 7, Inc. (a development stage company) as of November 30, 2006 and the related statements of losses, stockholders' equity, and cash flows for the period August 8, 2006 (date of inception) through November 30, 2006. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 2006 and the results of its operations and its cash flows for the period August 8, 2006 (date of inception) through November 30, 2006, in conformance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9, the Company is experiencing difficulty in generating sufficient cash flow to meet it obligations and sustain its operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Russell Bedford Stefanou Mirchandani LLP
Certified Public Accountants

New York, New York
January 25, 2007

AVALLON 7, INC. (A DEVELOPMENT STAGE COMPANY) BALANCE SHEET NOVEMBER 30, 2006

ASSETS
Current assets:
Cash and cash equivalents	$606,152
Inventory (Note 3)	33,000
Prepaid expenses	9,000

Total current assets	648,152

Other asset (Note 4)	175,000

Total assets	$823,152

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Loans payable - related parties (Note 5)	$159,400
Total current liabilities	159,400

Commitments and contingencies	-

Stockholders' equity:

Preferred stock- $0.10 par value, 1,000,000 shares authorized: no shares issued and outstanding	-
Common stock -- $0.0001 par value, 200,000,000 shares authorized: 100,000,000 shares issued outstanding	10,000
Paid-in capital	740,130
Subscriptions receivable	(25,000)
Accumulated deficit	(61,378)

Total stockholders' equity	663,752

Total liabilities and stockholders' equity	$823,152

The accompanying notes are an integral part of these financial statements.

AVALLON 7, INC. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF LOSSES FOR THE PERIOD AUGUST 8, 2006 (INCEPTION) THROUGH NOVEMBER 30, 2006

Revenue	$-

Operating expenses:
Selling, general and administrative expenses	61,378
Total operating expenses	61,378

Loss from operations	(61,378)

Provisions from income tax	-

Net loss	$(61,378)

Net loss per common share (basic and diluted)	$(0.0010)

Weighted average of common shares outstanding	64,290,955

The accompanying notes are an integral part of these financial statements.

AVALLON 7 INC. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF STOCKHOLDERS' EQUITY FOR THE PERIOD AUGUST 8, 2006 (INCEPTION) THROUGH NOVEMBER 30, 2006

	Common Stock
	Number of Shares	Amount	Additional Paid in Capital	Subscription Receivable	Accumulated Deficit	Total

Balance at August 8, 2006	-	$-	$-	$-	$-	$-

Shares issued at $0.0001 to founders for services rendered	45,300,000	4,530	-	-	-	4,530

Sale of shares of common stock at $0.012 per share in September 2006	11,695,316	1,170	139,430	-	-	140,600

Sale of shares of common stock at $0.004 per share in October 2006	23,004,684	2,300	97,700	-	-	100,000

Sale of shares of common stock at $0.025 per share in November 2006	19,000,000	1,900	478,100	-	-	480,000

Subscription receivable for sale of shares of common stock at $0.025 per share in November 2006	1,000,000	100	24,900	(25,000)	-	0

Net loss	-	-	-	-	(61,378)	(61,378)

Balance at November 30, 2006	100,000,000	$10,000	$740,130	$(25,000)	$(61,378)	$663,752

The accompanying notes are an integral part of these financial statements.

AVALLON 7, INC. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CASH FLOWS FOR THE PERIOD AUGUST 8, 2006 (INCEPTION) THROUGH NOVEMBER 30, 2006

Cash flows from operating activities:
Net loss	$(61,378)

Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash compensation	4,530
Changes in operating assets and liabilities:
(Increase) in inventory	(33,000)
(Increase) in prepaid expenses	(9,000)

Cash used in operating activities	(98,848)

Cash flows from investing activities:
Payments held in escrow for business acquisition	(175,000)

Cash used in investing activities	(175,000)

Cash flows from financing activities:
Proceeds from loans	159,400
Proceeds from issuance of common stock	720,600

Cash provided by financing activities	880,000

Increase in cash and cash equivalents	606,152

Cash and cash equivalents: beginning of period (August 8, 2006)	-

Cash and cash equivalents: end of period (November 30, 2006)	606,152

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$-
Cash paid during the period for taxes	$-

The accompanying notes are an integral part of these financial statements.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

Note 1	Description of Business

Avallon 7, Inc. (the "Company") was incorporated under the laws of the state of Nevada on August 8, 2006. The Company is currently a development stage entity under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 7 and is primarily engaged in marketing health and beauty care products.

As of November 30, 2006, the Company had limited operations and was in the development stage.

Note 2	Summary of Significant Accounting Policies

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Revenue Recognition
For revenue from product sales, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition ("SAB104"), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product was not delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

SAB 104 incorporates Emerging Issues Task Force 00-21 ("EITF 00-21"), Multiple-deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company's financial position and results of operations was not significant.

Cash and Cash Equivalents
For purposes of reporting the statement of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions, and all highly liquid debt instruments purchased with a original maturity of three months or less to be cash equivalents.

Allowance for Doubtful Accounts
The Company maintains an allowance for doubt accounts to reduce amounts to their estimated realizable value. In estimating the provision for doubtful accounts, the company considers a number of factors including age of the accounts receivable, trends and ratios involving the age of the accounts receivable and the customer mix of each aging categories. There were no allowances established at November 30, 2006.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

Concentration of Credit Risk
Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Inventories / Cost of Goods Sold
The Company has adopted a policy to record inventory at the lower of cost or market determined by the first-in-first-out method. The elements of cost that comprise inventory and cost good sold are FOB shipping point costs, freight and destination charges, customs and importation fees and taxes, customer broker fees (if any) and other related costs. Warehousing costs are changed to cost of goods in the period the costs are incurred. The Company provides inventory allowances based on estimates of obsolete inventories. Inventories consist of finished products available for sale to distributors and customers.

Income Taxes
The Company has adopted Financial Accounting Standards No. 109 ("SFAS 109") which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and the tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

The Company's net operating loss carry forward is approximately $57,000, which may be used to reduce future taxable income. The net operating loss carry forward will expire in 2026 if not used prior to that time.

Research and Development
The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs". Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company had no expenditures on research and product development for the period August 8, 2006 through November 30, 2006.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

Advertising Costs
The Company follows SOP 93-7 whereby charging the costs of advertising to expenses as incurred. The Company has not incurred advertising costs for the period August 8, 2006 through November 30, 2006

Earnings per Share
The Company has reported its earnings per share in accordance with SFAS No. 128, "Earnings Per Share." Basic net income per common share is based on the weighted average number of shares outstanding during the period. Diluted net income per common share is based on the weighted average number of shares outstanding during the period, including common stock equivalents.

Stock options and warrants account for the entire difference between basic average common shares outstanding and diluted average common shares outstanding. For purposes of computing diluted net income per common share, weighted average common share equivalents do not include stock options and warrants with an exercise price that exceeds the average fair market value of the Company's common stock for the period.

Stock Based Compensation
In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123.” This statement amended SFAS 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amended the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted SFAS 123 (R) which supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and eliminates the intrinsic value method that was provided in SFAS 123 for accounting of stock-based compensation to employees. The Company made no employee stock-based compensation grants and therefore has no unrecognized stock compensation related liabilities or expense unvested or vested for the period August 8, 2006 through November 30, 2006.

Use of Accounting Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimate amounts are recognized in the year in which such adjustments are determined.

New Accounting Pronouncements
On February 16, 2006 the FASB issued SFAS 155, "Accounting for Certain Hybrid Instruments," which amends SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS 155 allows financial allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is  effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006 the Financial Account Standards Board (the "FASB") issued its Statement of Financial Accounting Standards 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. FAS 157 effective date is for fiscal years beginning after November 15, 2007. The Company does not expect adoption of this standard will have a material impact on its financial position, operations or cash flows.

In September 2006 the FASB issued its Statement of Financial Accounting Standards 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans". This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The effective date for an employer with publicly traded equity securities is as of the end of the fiscal year ending after December 15, 2006. The Company does not expect adoption of this standard will have a material impact on its financial position, operations or cash flows.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

Note 3	Inventories

Inventory is stated at the lower of cost or market using first in, first out (FIFO) method of valuation. As of November 30, 2006, there was $33,000 of inventory in transit.

Note 4	Other Asset

On November 17, 2006, the Company entered into a non-interest bearing escrow agreement to enable the Company to deposit funds into escrow to be utilized for the payment of legal fees and as capital for future transactions. Upon the closing of the Share Exchange Agreement, dated April 13, 2007 (the “Share Exchange Agreement”), by and among the Company, Latin American Telecommunications Venture Company - LATVCO (“LATV”), and the shareholders of the Company, all legal fees were paid, the amount set forth in the Share Exchange Agreement was released to LATV, and the remaining amount in the escrow account returned to the Company.

Note 5	Loans Payable - Related Parties

Loans payable represent non-interest bearing loans from two related parties and are on demand. As of November 30, 2006 the balance outstanding was $159,400. On December 7, 2006 the Company repaid the loans in full.

Note 6	Common Stock and Preferred Stock

The Company is authorized to issue 1,000,000 shares of $0.10 par value preferred shares. There are no shares issued and outstanding.

The Company is authorized to issue 200,000,000 shares of $0.0001 par value common shares. There were 100,000,000 shares issued and outstanding at November 30, 2006.

During the period from August 8, 2006 (date of inception) to November 30, 2006, the Company issued 45,300,000 shares of its Common stock to its founders at par value.

During the period from August 8, 2006 (date of inception) to November 30, 2006, the Company sold 54,700,000 shares of its Common stock for a net average price of $0.013 per share. As of November 30, 2006, the Company had a subscription receivable outstanding totaling $25,000.

Note 7	Income Taxes

The Company has adopted Financial Accounting Standards No. 109, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant. A management estimate that at November 30, 2006, the Company has available for federal income tax purposes a net operating loss carry forward of approximately $57,000, expiring in the year 2023, that may be used to offset future taxable income.

The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the limited earnings history of the Company; it is more likely than not that the benefits may not be realized. Components of deferred tax assets as of November 30, 2006 are as follows:

Non current:

Net operating loss carry forward	$17,500
Valuation allowance	(17,500)
Net deferred tax asset

Note 8	Commitments and Contingencies

Facility leases

The Company does not lease or own any property. The Company contracts with a third party logistics company for fulfillment services and the use of warehouse space in Milford, Connecticut.

Employment agreements

The Company does not have any employment agreements.

License agreement

On August 17, 2006, the Company entered into an exclusive agreement to distribute Avallon 8 hair care products throughout the world except for certain European, Latin American and Central American countries, China, India, Japan and the African continent. The agreement has a three-year term with an option for a three-year renewal period.

AVALLON 7, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD AUGUST 8, 2006 (DATE OF INCEPTION) THROUGH NOVEMBER 30, 2006

Note 9	Going Concern

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company incurred a loss of $61,378 and used cash for operating activities of $98,848 for the period August 8, 2006 (Inception) through November 30, 2006. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

Note 10	Subsequent Event

On December 4, 2006, the Company entered into a forty-two month exclusive product distribution agreement. The license gives the Company exclusive marketing rights for North America and Mexico and intellectual property use rights, including access to clinical research that supports the products efficacy and sale in European markets. The product distribution agreement is subject to the Company maintaining minimum annual sales requirements.

On December 13, 2006, the Company loaned $200,000 to Bennoti, Inc., a marketer and seller of specialty beverage products. Interest on the note accrues at 7.0% per annum and is payable together with note principal at maturity on April 1, 2007. Under terms of the unsecured note, the Company may, at its sole option, accept shares of Bennoti, Inc. Common stock valued at $0.20 per share as repayment of any portion of the note principal and interest. A Company stockholder who owns 650,000 Common shares or 0.65% is Bennoti, Inc.’s president and a director.